SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                  July 29, 2001
            ---------------------------------------------------------
                Date of Report (Date of earliest event reported)




                               BUCS FINANCIAL CORP
            ---------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



        Maryland                          0-32437               52-2269586
--------------------------             -------------           ------------
(State or other jurisdiction            (File No.)            (IRS Employer
     of incorporation)             Identification Number)


10455 Mill Run Circle, Owings Mills, Maryland             21117
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(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:  (410) 998-5304
                                                     --------------


                                 Not Applicable
            ---------------------------------------------------------
          (Former name or former address, if changed since last Report)


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                               BUCS FINANCIAL CORP

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 4.           Changes in Registrant's Certifying Accountant
                  ---------------------------------------------

     On July 29, 2001, the Company appointed the accounting firm of Stegman & Company as independent accountants for the year ending December 31, 2001. The Board of Directors approved the selection of Stegman & Company as new independent accountants upon the recommendation of the Company's Audit Committee. Management has not consulted with Stegman & Company on any accounting, auditing or reporting matter, prior to their appointment as independent accountants.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                                   BUCS FINANCIAL CORP



Date: August 1, 2001                      By:      /s/Herbert J. Moltzan
                                                   -----------------------------
                                                   Herbert J. Moltzan, President